The American Funds Group(r)
[logo and globe]

EuroPacific
Growth Fund

2000 Semi-Annual Report
for the six months ended September 30

Seeing the World From Home
[photograph of field with city signs]


EUROPACIFIC GROWTH FUND(r) seeks long-term capital appreciation by investing in the securities of companies based outside the United States. About half of the world's opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

EuroPacific is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

A Look at the Fund's Results
(through September 30, 2000, with all distributions reinvested)

Six months                                                            -14.7%

12 months                                                             +15.2

Lifetime (since April 16, 1984)                                       +1,119.0

Average annual compound return over lifetime                          +16.4

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2000:

                                                  10 Years       5 Years       1 Year

CLASS A SHARES
reflecting 5.75% maximum sales charge             +14.76%        +14.92%       +8.58%

CLASS B SHARES                                                  3/15 - 9/30/2000
reflecting 5% maximum contingent  deferred sales                -16.40%*
charge (CDSC) (payable only if shares are sold)
not reflecting CDSC                                             -12.00%*


*Not offered before March 15, 2000. Results are not annualized.

Please see back cover for important information about Class A and B shares.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

About our cover: Shareholders from Mexico, Missouri, and other U.S. towns and cities see the world from home through EuroPacific's portfolio of international stocks.




FELLOW SHAREHOLDERS:

Since we reported to you last, world markets have retreated sharply, ending a remarkable run-up in equity prices. Internet stocks, which had accelerated the boom nearly a year ago, tumbled badly in March, triggering losses throughout the broader markets. Currency weakness in Europe and elsewhere contributed significantly to the decline: Virtually every market was down during the six months when measured in U.S. dollars, leaving investors with few places to hide.

In this environment, EuroPacific Growth Fund's results were disappointing. For the six months ended September 30, the value of your investment fell 14.7%. That was worse than the 12.4% average decline of the 710 international funds tracked by Lipper Inc.* Both returns trailed the unmanaged Morgan Stanley Capital International (MSCI) EAFE(r) (Europe, Australasia, Far East) Index, which measures 20 major markets outside the United States: The index declined 11.6%.

A negative return is always discouraging, particularly for newer shareholders. The magnitude of the decline, however, was due in part to the timing of our reporting period, which began shortly after the high for many markets. Indeed, EuroPacific's six-month decline was more than offset by an exceptional 35.0% gain during the previous six months; the result over a full 12-month period was a positive return of 15.2%, assuming reinvestment of the December dividend and capital gain distribution. That was well ahead of the 3.4% EAFE return and the 10.8% increase in the Lipper average of international funds for the year. EuroPacific compares favorably over longer time frames as well.

*Lipper averages do not reflect the effects of sales charges.


A GLOBAL BANG ENDS WITH A WHIMPER

Investor frenzy for all things "dot-com" came to a sudden, and dramatic, halt in late March. To some degree, the rout was sparked by surging oil prices and other inflationary pressures. In fact, the downturn was not unexpected, given the wildly unrealistic levels many of these stocks had reached. Unfortunately, pessimism quickly spread to other sectors that had also ballooned in the previous half-year.

EuroPacific has not invested in risky Internet stocks and was thus spared the brunt of the downturn. Nonetheless, virtually all of the fund's technology-related holdings fell in price, some quite severely. The sector was further hobbled in late summer by news that demand for personal computers had softened. Among the fund's larger positions, Rohm, Ericsson, Nokia and Murata all posted double-digit declines. Samsung Electronics, a maker of low-cost computer chips, lost more than 40% of its value during the six months, and was largely responsible for the 29.2% decline in South Korean stock prices.#

The technology sell-off also dragged down telecommunications stocks. European telephone companies, a substantial component of the fund's portfolio, fared particularly poorly. Government sales of third-generation wireless licenses in February and March proved more expensive than anticipated. The prospect of stretched balance sheets worried investors, who sent the share prices of Telecom Italia, Deutsche Telekom, France T<UNDEF>l<UNDEF>com and other longtime holdings reeling. Over the long run, though, telecom holdings have been an important factor in EuroPacific's success, and we remain optimistic about the sector. In a number of cases, we used the decline to add to our positions.

# Country returns are based on MSCI indexes for the six months ended September 30, assume reinvestment of dividends, and are expressed in U.S. dollars unless otherwise indicated.


THE EURO STRUGGLES

Europe's difficulties were aggravated by the continued slide of its common currency. Despite robust economic growth and lower unemployment throughout the region, the euro fell nearly 8% during the six months against a seemingly invincible U.S. dollar. While a weaker currency helped European exporters sell their goods more cheaply abroad, it compounded market losses for U.S. investors. In Germany, for example, a 13.6% decline in stock prices translated into a -20.4% return in dollars; French stocks rose a modest 0.6% for the six months, but fell 7.2% in dollar terms. The strong dollar nipped returns elsewhere as well, worsening losses in the U.K. (-7.5%) and Japan (-16.0%), and whittling a 9.8% gain in Australia to a 2.1% decline in U.S. dollars.


WHERE THE FUND'S ASSETS WERE INVESTED
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.

                                                                            EAFE
                         EuroPacific Growth Fund                            Index*
                         (9/30/2000)                       (3/31/2000)      (9/30/2000)

EUROPE
United Kingdom           16.0%                             17.6%            20.9%
France                   5.0                               5.1              11.2
Netherlands              3.5                               3.5              5.4
Italy                    3.3                               3.1              4.2
Germany                  3.2                               4.6              8.4
Sweden                   2.7                               3.4              3.0
Finland                  2.1                               2.2              2.6
Ireland                  1.8                               1.5               .4
Switzerland              1.6                               1.3              5.8
Norway                   1.2                                .8               .4
Spain                     .6                                .7               3.1
Denmark                   .5                                .5               .9
Other Europe             1.0                               1.1              1.5
                         42.5                               45.4            67.8


PACIFIC BASIN
ASIA
Japan                    20.5                              23.2             26.3
Australia                4.8                               4.1               2.7
South Korea              3.0                               4.5              -
Taiwan                   2.5                               4.0              -
Hong Kong                 .9                                .7              2.1
China                     .6                               -                -
Other Asia               1.1                               1.0              1.1


THE AMERICAS
Canada                   3.2                               3.3              -
Mexico                   3.0                               3.1              -
Other Americas            .1                                .2              -
                         39.7                              44.1             32.2


OTHER
Brazil                   1.3                                .6              -
South Africa              .8                                .5              -
Other Countries          1.0                               1.6              -
                         3.1                               2.7              -


Cash & Equivalents       14.7                              7.8              -

TOTAL                     100.0%                            100.0%          100.0%

*Weighted by market capitalization.


A FEW BRIGHT SPOTS

In this environment, relatively few of our holdings did well. Still, some bright spots emerged. Pharmaceuticals rose from their recent doldrums; gainers included AstraZeneca and Elan, both large holdings in the portfolio. Canadian stocks, such as The Bank of Nova Scotia, Bombardier and Petro-Canada, also appreciated. Other investments that ended the six months in the black included those in typically defensive industries - utilities, banks and insurance companies - which provided a relatively safe harbor during the period.

[Begin Sidebar]
Experience has taught us that solid, well-managed companies tend to be quite resilient.
[End Sidebar]

EuroPacific's portfolio is broadly diversified, with holdings in more than 280 companies based in 39 countries. The recent setback notwithstanding, we are enthusiastic about the growth potential of the communications revolution; reflecting that conviction, media, telecommunications and technology stocks account for nearly one-third of net assets. Among other industries, banks and pharmaceuticals are also well-represented.

Geographic concentrations are little changed from six months ago, although market action decreased our exposure to some countries and increased it to others. As the table on page 3 shows, European holdings continue to dominate the portfolio. Asia accounts for about a third of net assets, while companies based in the Americas represent less than 10%. Finally, with nearly 15% held in cash and equivalents, we maintained a relatively conservative stance during the period; a generous cash position leaves us with ample buying reserves.


DRY GROUND AHEAD?

We have mentioned in previous reports our long-standing concerns about the high level of world stock valuations. While your fund has been a beneficiary of this growth, the gyrations of the past six months have been a sobering reminder for all investors that markets do not only go up. Moreover, given the uncertain outlook for inflation, Japan's ongoing struggle toward economic recovery and the turmoil in the Middle East, it is difficult to predict whether the worst is past. We would caution shareholders that in a downturn this broad, recovering lost ground can take time.

It is never pleasant to see the value of an investment decline, but experience has taught us an important lesson - namely, that market movements are notoriously unpredictable, but that solid, well-managed companies tend to be quite resilient. For investors with the resources to find the best of those companies and the patience to stick with them during difficult times, the rewards have generally outweighed the risks. Over the years, that focus has served us, and EuroPacific shareholders, very well indeed.

We appreciate your continued confidence and look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Mark Denning
Mark Denning
President

November 15, 2000




Europacific Growth Fund
Investment Portfolio,
September 30, 2000 (Unaudited)

[begin pie chart]

Industry Diversification                                                   Largest        Percent
Percent of Net Assets                                                   Individual         of Net
                                                                          Holdings         Assets
 9.07%  Media
 9.00%  Banks                                                             Vodafone           3.53%
 8.24%  Diversified Telecommunication                                  AstraZeneca           3.02
        Services
 6.57%  Pharmaceuticals                                                 News Corp.           1.99
 5.50%  Semiconductor Equipment & Products                                    Rohm           1.91
46.47%  Other Industries                                       Telefonos de Mexico           1.89
 0.42%  Bonds & Notes                                                         Elan           1.70
14.73%  Cash & Equivalents                                                Ericsson           1.47
                                                                    Telecom Italia           1.32
                                                               Samsung Electronics           1.27
                                                                             Nokia           1.25
[end pie chart]




                                                                         Shares or        Market      Percent
Equity Securities (common and preferred                                  Principal         Value       of Net
stocks and convertible debentures)                                          Amount    (Millions)       Assets
----------------------------------------                                  --------      --------     --------

MEDIA  -  9.07%
News Corp. Ltd. (ADR) (Australia)                                         5,785,200      $324.333
News Corp. Ltd., preferred                                               15,515,292       185.832
News Corp. Ltd.                                                           8,750,231       123.422
News Corp. Ltd., preferred (ADR)                                          1,181,600        55.388         1.99
CANAL+ (France)                                                           1,809,352       271.123          .78
Mediaset SpA (Italy) (2)                                                 15,767,544       236.074          .68
Grupo Televisa, SA, ordinary participation                                3,694,400       213.121          .62
certificates (ADR) (Mexico) (1)
Nippon Television Network Corp. (Japan)                                     331,980       190.942          .55
Reuters Group PLC (United Kingdom)                                        7,613,442       144.201          .41
Tokyo Broadcasting System, Inc. (Japan)                                   3,446,000       138.836          .40
KirchMedia GmbH & Co. KGaA                                                3,430,000       132.790          .38
(Germany) (1) (2) (3)
EM.TV & Merchandising AG (Germany)                                        1,818,000        95.033
EM.TV & Merchandising AG 4.00% convertible                           EUR31,151,000         25.168          .35
debentures 2005
Fuji Television Network, Inc. (Japan)                                         8,691       112.692          .32
Pearson PLC (United Kingdom)                                              3,264,545        90.625          .26
Publishing & Broadcasting Ltd. (Australia)                               11,405,111        82.909          .24
RTL Group SA (formerly AUDIOFINA)                                           735,000        79.698          .23
 (Luxembourg)
KirchPay TV GmbH & Co. KGaA, non                                          2,158,091        77.807          .22
voting (Germany) (1) (2) (3)
Thomson Corp. (Canada)                                                    1,660,000        65.637          .19
Arnoldo Mondadori Editore SpA (Italy)                                     5,450,200        64.964          .19
United News & Media PLC (United Kingdom)                                  4,600,000        49.577
United News & Media PLC 6.125% convertible                            GBP7,400,000         12.340          .18
debentures 2003
Lagardere Groupe SCA (France)                                               920,000        55.769          .16
Seagram Co. Ltd. (Canada)                                                   800,000        45.950          .13
Granada Media PLC (United Kingdom) (1)                                    6,396,800        42.623          .12
Television Broadcasts Ltd. (Hong Kong)                                    6,700,000        40.221          .12
Modern Times Group MTG AB,                                                  211,822        27.537
Class B (ADR)(Sweden)(1)
Modern Times Group MTG AB, Class A (1)                                      302,260         6.937          .10
Independent Newspapers, PLC (Ireland)                                     9,305,474        34.099          .10
Daily Mail and General Trust PLC, Class A                                 2,236,591        32.283          .09
(United Kingdom)
EMI Group PLC (United Kingdom)                                            3,400,000        27.125          .08
Shaw Communications Inc., Class B (Canada)                                1,000,000        22.927          .07
Metro International (Sweden) (1)                                          1,361,370        15.766          .05
Carlton Communications PLC (United Kingdom)                               1,600,000        12.481          .04
PT Multimedia-Servicos de Telecommunicacoes                                 180,000         6.596          .02
 Multimedia, SGPS, SA(Portugal) (1)


BANKS  -  9.00%
Mizuho Holdings Inc. (Japan) (1)                                             49,626       409.069         1.18
Sakura Bank, Ltd. (Japan)                                                48,906,000       365.085
Sakura Finance (Bermuda) Trust, convertible                           1,614,000,000        23.918         1.12
preference share units (Japan -
Incorporated in Bermuda)
ABN AMRO Holding NV (Netherlands)                                        15,593,985       363.515         1.05
Bank of Nova Scotia (Canada)                                             12,098,200       351.739         1.02
Lloyds TSB Group PLC (United Kingdom)                                    24,200,000       225.602          .65
Bank of Scotland (United Kingdom)                                        19,754,364       173.651          .50
Westpac Banking Corp. (Australia)                                        23,433,654       162.088          .47
Royal Bank of Canada (Canada)                                             4,905,400       145.715          .42
Australia and New Zealand Banking Group                                  15,568,887       112.164          .32
 Ltd. (Australia)
China Development Industrial                                            114,543,000       108.260          .31
Bank (Taiwan) (1)
Hang Seng Bank Ltd. (Hong Kong)                                           9,795,500       105.544          .30
Unibanco-Uniao de Bancos Brasileiros SA,                                  2,772,000        91.476          .26
units (GDR) (Brazil)
Asahi Bank, Ltd. (Japan)                                                 21,433,000        88.336          .26
DBS Group Holdings Ltd. (Singapore)                                       7,611,550        84.038          .24
Shinhan Bank (South Korea)                                                5,850,000        65.583          .19
Tokai Bank, Ltd. (Japan)                                                 12,500,000        63.559          .18
Bangkok Bank PCL (Thailand) (1)                                          54,000,000        40.074
Bangkok Bank PCL (1)                                                     10,267,800         7.620          .15
Toronto-Dominion Bank (Canada)                                            1,223,700        35.943          .10
Svenska Handelsbanken Group,                                              2,000,000        32.191          .09
Class A (Sweden)
HSBC Holdings PLC (United Kingdom)                                        1,600,000        22.370          .07
Commonwealth Bank of Australia (Australia)                                1,269,500        19.008          .05
Sumitomo Bank, Ltd. (Japan)                                               1,200,000        15.226          .04
MBL International Finance (Bermuda)                                      $9,000,000         9.304          .03
 Trust 3.00% convertible
 debentures 2002 (Bermuda)


DIVERSIFIED TELECOMMUNICATION
SERVICES - 8.24%
Telefonos de Mexico, SA de CV,                                           11,375,000       605.008
Class L (ADR)(Mexico)
Telefonos de Mexico, SA de CV, Class L                                   19,225,000        51.197         1.89
Telecom Italia SpA, nonconvertible savings                               55,364,800       302.269
shares (Italy)
Telecom Italia SpA, ordinary shares                                      14,661,800       156.056         1.32
DDI Corp. (Japan)                                                            34,344       225.843          .65
Telefonica, SA (Spain) (1)                                                6,243,912       123.775
Telefonica, SA (ADR)  (1)                                                 1,554,468        92.394          .61
Nippon Telegraph and Telephone Corp.(Japan)                                  20,076       197.097          .57
British Telecommunications                                               15,992,100       167.986          .48
 PLC (United Kingdom)
Koninklijke KPN NV (formerly Koninklijke                                  3,410,391        74.321
 PTT Nederland NV) (Netherlands)
Koninklijke KPN NV                                                        2,835,237        61.787          .40
Deutsche Telekom AG (Germany)                                             3,454,100       118.644          .34
France Telecom, SA (France)                                                 840,000        90.045          .26
Tele Danmark AS (Denmark)                                                 1,596,200        87.853          .25
Philippine Long Distance Telephone                                        4,494,494        76.968          .22
Co. (ADR) (Philippines)
Portugal Telecom, SA (Portugal)                                           6,650,000        68.408          .20
Korea Telecom Corp. (ADR) (South Korea)                                   1,509,200        50.747          .15
Hellenic Telecommunications                                               2,466,000        47.479          .14
Organization SA (Greece)
Cable & Wireless Optus Ltd. (Australia)(1)                               19,541,800        42.469          .12
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                     1,753,300        41.312          .12
Videsh Sanchar Nigam Ltd. (ADR) (India)                                   2,904,209        23.234
Videsh Sanchar Nigam Ltd.                                                   450,000         7.168
Videsh Sanchar Nigam Ltd. (GDR)                                             780,150         6.339          .11
Cia de Telecomunicaciones de                                              2,034,673        35.352          .10
 Chile SA (ADR) (Chile)
TELUS Corp. (Canada)                                                      1,202,900        31.255          .09
Tiscali SpA (Italy) (1)                                                     430,000        15.309          .05
BCE Inc. (Canada)                                                           580,000        13.509          .04
COLT Telecom Group PLC 2.00% convertible                             EUR16,000,000         12.644          .04
debentures 2006 (United Kingdom)
Sonera Group Oyj (Finland)                                                  330,000         8.392          .02
Telecom Corp. of New Zealand                                              3,189,100         7.949          .02
 Ltd. (New Zealand)
Mahanagar Telephone Nigam Ltd. (India)                                    1,797,999         4.297
Mahanagar Telephone Nigam Ltd. (GDR)                                        570,600         2.924          .02
Telia AB (Sweden) (1)                                                       750,000         4.945          .02
Telecom Argentina STET-France Telecom SA,                                   200,000         4.325          .01
Class B (ADR) (Argentina)


PHARMACEUTICALS  -  6.57%
AstraZeneca PLC (United Kingdom)                                         14,969,592       785.010
AstraZeneca PLC                                                           4,993,900       261.476         3.02
Elan Corp., PLC (ADR) (Ireland) (1)                                      10,735,100       587.747         1.70
Shionogi & Co., Ltd. (Japan)                                              8,084,000       150.868          .44
Novartis AG (Switzerland)                                                    84,866       130.404          .38
Aventis SA (France)                                                       1,290,000        96.821          .28
Novo Nordisk AS (Denmark) (1)                                               410,000        90.991          .26
Glaxo Wellcome PLC (United Kingdom)                                       2,000,000        60.514          .17
CSL Ltd. (Australia)                                                     21,494,209        51.580          .15
Sanofi-Synthelabo SA (France)                                               665,600        35.792          .10
Fujisawa Pharmaceutical Co. Ltd. (Japan)                                    700,000        25.803          .07


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.50%
Rohm Co., Ltd. (Japan)                                                    2,420,000       663.668         1.91
Samsung Electronics Co., Ltd. (South Korea)                               2,438,251       441.728         1.27
Taiwan Semiconductor Manufacturing Co.                                   95,506,160       317.154          .93
Ltd. (Taiwan) (1)
Murata Manufacturing Co., Ltd. (Japan)                                    2,210,000       304.983          .88
ASM Lithography Holding NV (Netherlands)(1)                               2,000,000        66.402          .19
Infineon Technologies AG (Germany) (1)                                      886,000        42.598          .12
STMicroelectronics NV (Netherlands)                                         600,000        29.430          .08
Tokyo Electron Ltd. (Japan)                                                 275,000        24.961          .07
Nikon Corp. (Japan)                                                         832,000        16.799          .05


WIRELESS TELECOMMUNICATION SERVICES - 4.60%
Vodafone Group PLC (formerly Vodafone                                   322,658,918     1,203.658
 AirTouch) (United Kingdom)
Vodafone Group PLC (ADR)                                                    525,000        19.425         3.53
Telecom Italia Mobile SpA (Italy)                                        14,805,000       119.629
Telecom Italia Mobile SpA, savings shares                                20,705,000        98.561          .63
NTT DoCoMo, Inc. (formerly NTT Mobile                                         3,585       102.931          .30
 Communications Network, Inc.) (Japan)
Turkcell Iletisim Hizmetleri AS (Turkey)(1)                             400,000,000        18.063          .05
Swiss Life-Mannesmann 1.50% convertible                                  $8,000,000        16.210          .05
debentures 2003 (Switzerland)
Telesp Celular Participacoes, preferred                               1,188,656,981        15.687          .04
nominative (Brazil)


COMMUNICATIONS EQUIPMENT  -  3.84%
Telefonaktiebolaget LM Ericsson,                                         22,600,000       343.811
Class B (Sweden)
Telefonaktiebolaget LM Ericsson,                                         11,280,000       167.085         1.47
Class B (ADR)
Nokia Corp., Class A (Finland)                                            8,320,000       337.354
Nokia Corp., Class A (ADR)                                                2,400,000        95.550         1.25
Matsushita Communication Industrial                                         899,000       121.649          .35
 Co., Ltd.(Japan)
ECI Telecom Ltd. (Israel)                                                 2,935,000        89.884          .26
Nortel Networks Corp. (Canada)                                              910,823        54.687
Nortel Networks Corp. (ADR)                                                 500,000        29.781          .25
Alcatel (ADR) (France)                                                      801,000        50.363          .15
SAGEM SA (France)                                                           118,800        25.375          .07
Research In Motion Ltd. (Canada) (1)                                        150,000        14.852          .04


OIL & GAS  -  3.42%
TOTAL FINA ELF SA, (formerly TOTAL                                        1,593,378       233.273
 FINA SA), Class B(France)
TOTAL FINA ELF SA, Class B (ADR)                                            828,807        60.866
TOTAL FINA SA (1)                                                           180,000          .002          .85
Royal Dutch Petroleum Co. (New                                            2,105,000       126.168
 York registered)(Netherlands)
Royal Dutch Petroleum Co.                                                 1,000,000        60.477
"Shell" Transport and Trading Co.,                                        1,675,000        81.970          .78
 PLC (New York registered) (United Kingdom)
Petroleo Brasileiro SA-PETROBRAS, ordinary                                5,534,600       166.384          .48
nominative (ADR) (Brazil) (1)
Sasol Ltd. (South Africa)                                                16,794,100       132.631          .38
ENI SpA (Italy)                                                          24,500,000       129.801          .37
Enterprise Oil PLC (United Kingdom)                                      10,800,000        88.316          .25
LUKOIL(ADR) (Russia)                                                        727,600        41.910          .12
Suncor Energy Inc. (Canada)                                               1,500,000        33.094          .10
Petro-Canada (Canada)                                                     1,400,000        31.167          .09


FOOD PRODUCTS  -  2.52%
Nestle SA (Switzerland)                                                     157,500       328.772          .95
Groupe Danone (France)                                                    1,798,800       247.146          .71
Orkla AS, Class A (Norway)                                               11,024,000       213.832          .62
Unilever PLC (United Kingdom)                                            12,802,700        82.846          .24


ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.40%
Hon Hai Precision Industry Co. Ltd.(Taiwan)                              60,398,000       397.279         1.14
Hitachi, Ltd. (Japan)                                                    10,670,000       123.925          .36
Samsung Electro-Mechanics                                                 3,413,970       115.432          .33
 Co. (South Korea) (1)
Hirose Electric Co., Ltd. (Japan)                                           840,000       109.697          .32
TDK Corp. (Japan)                                                           673,000        85.395          .25


METALS & MINING  -  1.97%
Broken Hill Proprietary Co. Ltd.(Australia)                              23,120,887       240.200          .69
Pechiney, Class A (France)                                                3,778,675       151.147          .43
Kawasaki Steel Corp. (Japan)                                             84,314,000        99.174          .29
Billiton PLC (United Kingdom)                                            16,618,800        59.356          .17
De Beers Consolidated Mines                                               1,393,300        38.725          .11
 Ltd. (South Africa)
Anglo American PLC (United Kingdom)                                         700,000        37.049          .11
ThyssenKrupp AG (Germany)                                                 2,742,200        36.877          .11
Usinor 3.875% convertible                                             EUR1,270,000         21.363          .06
 preferred 2005 (France)(1)


DIVERSIFIED FINANCIALS  -  1.78%
ING Groep NV (Netherlands)                                                3,382,984       225.472          .65
ORIX Corp. (Japan)                                                          614,400        73.521
ORIX Corp. (ADR)                                                            189,600        11.092
ORIX Corp. 0.375% convertible                                         Y600,000,000          7.044          .26
debentures 2005
STB Cayman Capital, Ltd. 0.50% 2007 (Japan)                           5,510,000,000        74.253
STB Cayman Capital, Ltd. 0.50% convertible                            Y415,000,000          5.593          .23
debentures 2007
Investor AB, Class B (Sweden)                                             4,000,000        56.698          .16
Hutchison Whampoa Ltd. (Hong Kong)                                        3,558,500        47.243          .14
First Pacific Co. Ltd. (Hong Kong)                                      109,500,000        32.656          .09
Ayala Corp. (Philippines)                                               153,341,400        22.619          .07
Nichiei Co., Ltd. (Japan)                                                 3,162,900        20.301          .06
Shohkoh Fund & Co., Ltd. (Japan)                                            160,000        20.109          .06
Lend Lease Corp. Ltd. (Australia)                                           870,841         9.827          .03
Toyo Trust and Banking Co., Ltd. (Japan)                                  2,800,000         9.517          .03


INDUSTRIAL CONGLOMERATES  -  1.55%
Siemens AG (Germany)                                                      1,725,000       222.003          .64
Norsk Hydro AS (Norway)                                                   3,570,000       149.511
Norsk Hydro AS (ADR)                                                        500,000        21.156          .49
Brambles Industries Ltd. (Australia)                                      4,350,000       113.885          .33
Smiths Industries PLC (United Kingdom)                                    3,200,000        33.165          .09


AUTOMOBILES  -  1.50%
Honda Motor Co., Ltd. (Japan)                                             6,510,000       239.972          .69
Suzuki Motor Corp. (Japan)                                               19,015,000       197.776          .57
DaimlerChrysler AG (New York                                              1,000,000        44.390          .13
 registered) (Germany)
Mitsubishi Motors Corp. (Japan) (1)                                       8,304,000        25.534          .07
PT Astra International                                                   54,000,000        14.351          .04
 Tbk (Indonesia) (1) (3)


HOUSEHOLD DURABLES  -  1.33%
Sony Corp. (Japan)                                                        3,584,300       363.841         1.05
Sekisui House, Ltd. (Japan)                                               5,820,000        56.329          .16
Funai Electric Co., Ltd. (Japan)                                            225,000        23.340          .07
Daiwa House Industry Co., Ltd. (Japan)                                    2,560,000        17.901          .05


BEVERAGES  -  1.26%
Foster's Brewing Group Ltd. (Australia)                                  66,028,796       154.029          .45
Ito En, Ltd. (Japan)                                                      1,165,000        92.794          .27
South African Breweries PLC(United Kingdom)                               9,422,287        63.838          .18
Heineken NV (Netherlands)                                                 1,005,000        55.907          .16
Hellenic Bottling Co. SA (Greece)                                         1,423,772        18.497          .05
Panamerican Beverages, Inc.,                                              1,008,500        17.145          .05
 Class A (Mexico)
Coca-Cola West Japan Co. Ltd. (Japan)                                       500,000        16.671          .05
Lion Nathan Ltd. (New Zealand)                                            8,000,000        15.640          .05
Coca-Cola Amatil Ltd. (Australia)                                           492,300         1.002          .00


IT CONSULTING & SERVICES  -  1.24%
Sema Group PLC (United Kingdom)                                           6,350,000       108.825          .31
CMG PLC (United Kingdom)                                                  3,572,400        69.087
CMG PLC (Netherlands)                                                     1,412,036        27.430          .28
Logica PLC (United Kingdom)                                               2,800,000        92.042          .27
Dimension Data Holdings                                                   6,925,237        64.095          .18
 PLC (South Africa) (1)
ALTRAN TECHNOLOGIES (France)                                                300,000        63.338          .18
Getronics NV (Netherlands)                                                  500,000         5.024          .02


MACHINERY  -  1.18%
Volvo AB, Class B (Sweden)                                               11,715,000       189.167          .54
Mitsubishi Heavy Industries, Ltd. (Japan)                                21,000,000        83.245          .24
Metso Oyj (Finland)                                                       3,400,000        34.525          .10
Invensys PLC (United Kingdom)                                            14,000,000        30.560          .09
Minebea Co., Ltd. (Japan)                                                 2,452,000        28.728          .08
Kvaerner ASA, Class A (Norway) (1)                                        1,959,121        18.569          .05
TI Group PLC (United Kingdom)                                             3,197,300        16.391          .05
Morgan Crucible Co. PLC (United Kingdom)                                  2,550,836         9.779          .03


PAPER & FOREST PRODUCTS  -  1.18%
UPM-Kymmene Corp. (Finland)                                               6,530,800       167.061          .48
Abitibi-Consolidated Inc. (Canada)                                       12,500,000       116.710          .34
Stora Enso Oyj (Finland)                                                  9,648,443        80.851          .23
Sappi Ltd. (South Africa) (1)                                             6,000,000        44.475          .13


COMPUTERS & PERIPHERALS  -  1.17%
Fujitsu Ltd. (Japan)                                                     10,346,000       240.516          .69
NEC Corp. (Japan)                                                         4,401,000       100.069          .29
Compal Electronics, Inc. (Taiwan)                                        17,697,680        27.690          .08
Toshiba Corp. (Japan)                                                     3,000,000        24.201          .07
Acer Inc. (Taiwan) (1)                                                   13,548,437        14.925          .04


INSURANCE  -  1.17%
PartnerRe Holdings Ltd. (Singapore -                                      2,031,900        96.388          .28
 Incorporated in Bermuda)
Yasuda Fire and Marine Insurance                                         15,999,000        85.055          .25
 Co., Ltd. (Japan)
Mitsui Marine and Fire Insurance                                         15,111,000        69.558          .20
 Co., Ltd. (Japan)
Nippon Fire & Marine Insurance                                           10,217,000        42.110          .12
 Co., Ltd. (Japan)
Nichido Fire and Marine Insurance                                         6,845,000        38.672          .11
 Co., Ltd. (Japan)
Royal & Sun Alliance Insurance Group PLC                                  3,923,056        26.198          .08
 (United Kingdom)
AEGON NV (Netherlands)                                                      654,513        24.707          .07
Allied Zurich PLC (United Kingdom)                                        1,950,000        22.154          .06


COMMERCIAL SERVICES & SUPPLIES  -  1.14%
Granada Compass PLC (United Kingdom) (1)                                 17,123,660       160.139          .46
Buhrmann NV (Netherlands)                                                 3,844,000        96.736          .28
Securitas AB, Class B (Sweden)                                            3,108,000        67.937          .20
Adecco SA (Switzerland)                                                      92,000        59.747          .17
Rentokil Initial PLC (United Kingdom)                                     5,000,000        11.210          .03


ELECTRIC UTILITIES  -  0.89%
PowerGen PLC (United Kingdom)                                            11,261,943        86.270          .25
Scottish Power PLC (United Kingdom)                                       8,997,500        69.788          .20
National Grid Group PLC (United Kingdom)                                  5,500,000        47.170          .14
Cia. Energetica de Minas Gerais - CEMIG,                                  2,419,484        39.921
preferred nominative (ADR) (Brazil)
Cia. Energetica de Minas Gerais - CEMIG,                                 42,049,152          .537          .12
ordinary nominative
Manila Electric Co. (GDR) (Philippines)(3)                                3,732,000        21.352
Manila Electric Co., Class B                                             11,448,457        13.162          .10
RWE AG (Germany)                                                            827,800        29.092          .08


LEISURE EQUIPMENT & PRODUCTS  -  0.76%
Nintendo Co., Ltd. (Japan)                                                1,195,700       218.497          .63
Fuji Photo Film Co., Ltd. (Japan)                                         1,320,000        44.257          .13


MULTILINE RETAIL  -  0.66%
Ito-Yokado Co., Ltd. (Japan)                                              2,150,000       112.110          .32
Kingfisher PLC (United Kingdom)                                          10,501,462        68.576          .20
Cifra, SA de CV, Class V (Mexico) (1)                                    16,787,918        34.948
Cifra, SA de CV, Class C (1)                                              6,037,600        11.942          .14


AUTO COMPONENTS  -  0.59%
GKN PLC (United Kingdom)                                                 12,400,000       123.567          .35
NGK Spark Plug Co., Ltd. (Japan)                                          4,412,000        73.799          .21
Cie. Generale des Etablissements Michelin,                                  324,303         9.020          .03
Class B (France)


MULTI-UTILITIES  -  0.59%
Vivendi SA (France)                                                       2,073,238       154.142          .44
United Utilities PLC (United Kingdom)                                     4,978,414        50.529          .15


REAL ESTATE  -  0.59%
Sun Hung Kai Properties Ltd. (Hong Kong)                                  8,150,000        76.837          .22
Hongkong Land Holdings Ltd. (Hong Kong -                                 34,363,300        63.228          .18
Incorporated in Bermuda)
Cheung Kong (Holdings) Ltd. (Hong Kong)                                   1,800,000        21.761          .06
Security Capital Global                                                   1,125,000        21.611          .06
 Realty (Luxembourg)(1)(2)(3)
Ayala Land, Inc. (Philippines)                                          194,126,200        19.791          .07


SPECIALTY RETAIL  -  0.56%
Dixons Group PLC (United Kingdom)                                        61,909,180       192.990          .56


BUILDING PRODUCTS  -  0.54%
TOSTEM CORP. (Japan)                                                      7,050,000        98.597          .28
Nippon Sheet Glass Co., Ltd. (Japan)                                      3,296,000        52.964          .15
Nippon Electric Glass Co., Ltd. (Japan)                                   1,590,000        36.816          .11


OTHER INDUSTRIES - 4.64%
Hoya Corp. (Japan)                                                        1,624,000       127.399          .37
Bombardier Inc., Class B (Canada)                                         6,600,000       114.035          .33
Deutsche Lufthansa AG (Germany)                                           5,400,000       110.384          .32
EPCOS AG (Germany) (1)                                                    1,355,000       110.075          .32
Reckitt Benckiser PLC (United Kingdom)                                    8,538,919       104.266          .30
Cemex, SA de CV, ordinary participation                                   4,394,934        88.173
certificates, Units (ADR) (Mexico)
Cemex, SA de CV, warrants, expire 2002 (1)                                  262,457          .459          .25
BOC Group PLC (United Kingdom)                                            5,005,000        66.180          .19
TNT Post Groep NV (Netherlands)                                           2,507,541        58.343          .17
Premier Farnell PLC (United Kingdom)                                      8,318,000        55.915          .16
L'Air Liquide (France)                                                      399,814        46.918          .14
Freeserve PLC (United Kingdom) (1)                                       12,500,000        43.768          .13
British Airways PLC (United Kingdom)                                     10,000,000        42.217          .12
Matsushita Electric Works, Ltd. (Japan)                                   3,655,000        42.078          .12
Seven-Eleven Japan Co., Ltd. (Japan)                                        700,000        40.715          .12
Stolt-Nielsen SA, Class B (ADR)                                           1,997,900        38.459          .11
(Multinational - Incorporated in
 Luxembourg)
Peninsular and Oriental Steam Navigation                                  4,185,628        36.794          .11
Co. (United Kingdom)
Mitsui & Co., Ltd. (Japan)                                                5,600,000        35.010          .10
Safeway PLC (United Kingdom)                                              8,229,900        34.896          .10
Uni-Charm Corp. (Japan)                                                     650,000        34.737          .10
Thames Water PLC (United Kingdom)                                         1,869,931        33.566          .10
Nippon COMSYS Corp. (Japan)                                               1,730,000        32.126          .09
Bergesen d.y. AS, Class B (Norway)                                        1,130,000        21.358
Bergesen d.y. AS, Class A                                                   458,300         9.647          .09
LVMH Moet Hennessy Louis Vuitton (France)                                   350,000        26.439          .08
Finmeccanica SpA (Italy) (1)                                             22,000,000        26.167          .08
"Holderbank" Financiere Glaris                                               23,966        25.028          .07
  Ltd. (Switzerland)
Wanadoo (France) (1)                                                      1,700,000        24.978          .07
Bayer AG (Germany)                                                          600,000        22.199          .06
BAE Systems (United Kingdom)                                              4,000,000        21.570          .06
AssiDoman AB (Sweden)                                                     1,124,700        17.635          .05
Loblaw Companies Ltd. (Canada)                                              560,100        16.619          .05
Bouygues SA (France)                                                        300,000        15.126          .05
Baltimore Technologies                                                    1,402,900        14.301          .04
 PLC (United Kingdom) (1)
T-Online International AG (Germany) (1)                                     620,000        13.851          .04
InterQ Inc. (Japan) (1)                                                     583,600        12.540          .03
Intershop Communications AG (Germany) (1)                                   175,000        11.404          .03
Imperial Chemical Industries PLC (ADR)                                      430,000         9.971          .03
 (United Kingdom)
Elektrim SA 3.75% convertible                                        EUR10,600,000          8.237          .02
debentures 2004 (Poland)
Liberty Surf Group SA (France) (1)                                          320,200         6.347          .02
Lernout & Hauspie Speech                                                    260,000         3.413          .01
 Products NV (Belgium) (1)
Square Co., Ltd. (Japan)                                                     45,750         1.780          .01
World Online International (Netherlands)(1)                                 100,000         1.254          .00
PT Multimedia.com-Servicos de Acesso a                                      180,000         1.089          .00
 Internet, SGPS, SA (Portugal) (1)
I.T.C. Ltd. (India)                                                             372          .006          .00


MISCELLANEOUS  -  3.40%
Other equity securities in initial period                                               1,178.756         3.40
of acquisition

                                                                                      ----------   ----------
Total Equity Securities (cost:                                                         29,418.800        84.85
   $21,903.765 million)


                                                                         Principal        Market      Percent
                                                                            Amount         Value       of Net
Bonds & Notes                                                           (Millions)    (Millions)       Assets
-------------------------------------                                     --------      --------     --------

NON U.S. GOVERNMENT OBLIGATIONS  -  0.42%
Brazil (Federal Republic of),                                              $164.381       126.162          .36
  Bearer 8.00% 2014
Argentina (Republic of) 11.75% 2007                                      ARP14.000         12.608
Argentina (Republic of) 11.375% 2017                                         $7.500         6.739          .06
                                                                                      ----------   ----------
Total Bonds & Notes (cost:                                                                145.509          .42
  $118.726 million)                                                                   ----------   ----------


Short-Term Securities
--------------------------------------
CORPORATE SHORT-TERM NOTES - 11.45%
American Honda Finance Corp. 6.48%-6.50%                                    113.000       112.248          .32
due 10/20-11/20/2000
Procter & Gamble Co. due 6.47%                                              110.000       109.516          .31
 due 10/19-10/31/2000
General Electric Capital Corp. 6.52%-6.55%                                  110.000       108.596          .31
due 10/30/2000-1/11/2001
General Motors Acceptance Corp. 6.47%-6.52%                                 110.000       108.326          .31
due 11/29/2000-1/10/2001
DaimlerChrysler North America Holdings                                      106.600       105.454          .30
 Corp. 6.48%-6.52% due 10/25/2000-1/17/2001
Svenska Handelsbanken 6.49%-6.51%                                           105.000       104.502          .30
 due 10/3-11/8/2000
KfW International Finance Inc. 6.50%                                        105.000       103.082          .30
due 1/4-1/18/2001
Halifax PLC 6.49%-6.55% due 10/5-10/30/2000                                 103.000       102.738          .30
Motorola Inc. 6.45%-6.51%                                                   102.500       101.729          .29
 due 10/19-12/29/2000
FCE Bank 6.53%-6.56% due 10/6-10/11/2000                                    100.000        99.845          .29
BMW US Capital Corp. 6.47%-6.48%                                            100.000        99.824          .29
 due 10/3-10/12/2000
Coca-Cola Co. (The) 6.48%-6.49%                                             100.000        99.693          .29
 due 10/10-10/24/2000
Alcoa Inc. 6.47%-6.53% due 10/5-11/15/2000                                  100.000        99.680          .29
American Express Credit Corp. 6.48%                                         100.000        99.638          .29
due 10/17-10/23/2000
Deutsche Bank Financial Inc. 6.47%-6.50%                                    100.000        99.626          .29
due 10/2-11/28/2000
AT&T Corp. 6.47%-6.50% due 10/4-11/3/2000                                    99.950        99.625          .29
ANZ (Delaware) Inc. 6.47%-6.51%                                             100.000        99.603          .29
 due 10/16-10/26/2000
International Business Machines Corp.                                       100.000        99.576          .29
 6.47%-6.52% due 10/3-11/3/2000
Den Danske Corp. Inc. 6.47%-6.50%                                           100.000        99.214          .29
due 10/18-12/13/2000
Abbey National North America 6.48%-6.51%                                    100.000        99.190          .29
due 10/11/2000-1/19/2001
British Telecommunications PLC 6.48%-6.53%                                  100.000        99.151          .29
due 11/13-11/17/2000
International Lease Finance Corp.                                           100.000        99.064          .28
 6.47%-6.50% due 10/18/2000-1/26/2001
Spintab AB 6.47%-6.53%                                                      100.000        99.040          .29
 due 10/11/2000-1/18/2001
Societe Generale North America Inc.                                         100.000        98.979          .29
 6.47%-6.53% due 10/12/2000-1/16/2001
Bank of Nova Scotia 6.48%-6.52%                                             100.000        98.943          .29
due 10/6/2000-1/8/2001
Motiva Enterprises LLC 6.47%-6.51%                                           96.300        95.723          .28
due 10/2-11/17/2000
Associates First Capital Finance BV                                          94.900        94.565          .27
  6.49%-6.53% due 10/12-10/25/2000
Duke Energy Corp. 6.46%-6.65%                                                88.500        87.906          .25
 due 10/2-12/5/2000
Verizon Global Funding 6.47%-6.48%                                           86.800        86.145          .25
due 11/9-11/20/2000
Bank of America Corp. 6.49%-6.54%                                            87.000        85.712          .25
due 10/4/2000-1/22/2001
Toronto-Dominion Holdings USA Inc.                                           86.200        85.665          .25
  6.48%-6.49% due 10/17-11/16/2000
Dresdner U.S. Finance Inc. 6.47%-6.50%                                       85.500        85.123          .25
due 10/13-12/7/2000
Barclays U.S. Funding Corp. 6.49%-6.65%                                      85.000        84.763          .24
due 10/6-10/25/2000
E.I. du Pond de Nemours & Co. 6.46%-6.48%                                    76.700        76.350          .22
due 10/12-11/21/2000
CBA (Delaware) Finance Inc. 6.48%-6.55%                                      75.000        74.725          .22
due 10/5-11/20/2000
CDC Commercial Paper Corp. 6.48%-6.52%                                       55.600        54.859          .16
due 10/18-12/18/2000
Telstra Corp. Ltd. 6.50%-6.51%                                               55.000        54.491          .16
 due 11/14-11/28/2000
ABN AMRO Bank NV 6.48% due 10/10/2000                                        50.000        49.910          .14
Campbell Soup Co. 6.46%-6.50%                                                50.000        49.825          .14
 due 10/16-10/23/2000
Monte Rosa Capital Corp. 6.51%                                               50.000        49.783          .14
 due 10/24/2000
Internationale Nederlanden (U.S.) Funding                                    50.000        49.766          .14
Corp. 6.49% due 10/26/2000
Eksportfinans ASA  6.47% due 11/8/2000                                       50.000        49.648          .14
Westpac Trust Securities NZ 6.53%                                            50.000        49.577          .14
 due 11/16/2000
Archer Daniels Midland Co. 6.53%-6.55%                                       46.650        46.588          .13
due 10/2-10/13/2000
Chevron U.K. Investment PLC 6.50%-6.55%                                      40.000        39.776          .11
due 10/17-11/14/2000
Caisse d'mortisement de la dette                                             25.000        24.909          .07
  sociale 6.50% due 10/20/2000
Vattenfall Treasury AB 6.52%                                                 25.000        24.815          .07
 due 11/10/2000
Associates First Capital Corp. 6.54%                                         21.250        21.184          .06
 due 10/17/2000


FEDERAL AGENCY DISCOUNT NOTES - 2.35%
Freddie Mac 6.37%-6.44%                                                     347.962       343.779          .99
 due 10/31/2000-1/19/2001
Federal Home Loan Banks 6.40%-6.43%                                         239.080       237.301          .68
due 10/4-11/29/2000
Fannie Mae 6.38%-6.44%                                                      211.000       234.135          .68
 due 10/12-12/18/2000

CERTIFICATES OF DEPOSIT - 0.71%
Canadian Imperial Bank of Commerce                                          100.000        99.995          .29
  6.54%-6.64% due 10/16/2000-1/17/2001
Lloyds TSB Group PLC 6.57% due 12/19/2000                                    75.000        74.998          .22
National Westminster Bank PLC 6.595%                                         50.000        50.002          .14
 due 11/15/2000
Barclays Bank PLC 6.65% due 10/3/2000                                        22.000        22.000          .06


OTHER FEDERAL AGENCIES SHORT-TERM
 OBLIGATIONS - 0.29%
Sallie Mae 6.533%-6.713%                                                    100.000        99.966          .29
 due 12/21/2000-3/15/2001


NON-U.S. CURRENCY - 0.02%
New Taiwanese Dollar                                                    NT$233.798          7.465          .02

                                                                                      ----------   ----------
Total Short-Term Securities                                                             5,138.331        14.82
(cost: $5,139.179 million)
                                                                                      ----------   ----------
Total Investment Securities                                                            34,702.640       100.09
(cost: $27,161.670 million)
Excess of payable over cash and receivables                                                32.617          .09
                                                                                      ----------   ----------
NET ASSETS                                                                            $34,670.023       100.00
                                                                                      ----------   ----------

(1) Non-income-producing securities.
(2) Purchased in a private placement
    transaction; resale to the public may
    require registration or sale only to
    qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements




EuroPacific Growth Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2000                                              (dollars in        millions)
Assets:
Investment securities at market
 (cost: $27,161.670)                                                                $34,702.640
Cash                                                                                      1.294
Receivables for--
 Sales of investments                                                  $89.771
 Sales of fund's shares                                                147.503
 Forward currency contracts - net                                       19.538
 Dividends and accrued interest                                         76.241          333.053
                                                                                     35,036.987
Liabilities:
Payables for--
 Purchases of investments                                              160.998
 Repurchases of fund's shares                                          180.210
 Forward currency contracts - net                                        0.000
 Dividends on fund's shares                                              0.000
 Management services                                                    13.217
 Chase Manhattan Bank                                                    0.000
 Other expenses                                                         12.539          366.964
Net Assets at September 30, 2000--                                                  $34,670.023
 Shares of beneficial interest issued and
 outstanding - unlimited
  shares authorized
Class A shares:
 Net assets                                                                         $34,438.646
 Shares outstanding                                                                 904,658,690
 Net asset value per share                                                               $38.07
Class B shares:
 Net assets                                                                            $231.377
 Shares outstanding                                                                   6,101,823
 Net asset value per share                                                               $37.92



STATEMENT OF OPERATIONS
at September 30, 2000                                              (dollars in        millions)
Investment Income:
Income:
 Dividends                                                            $143.743
 Interest                                                              284.837         $428.580

Expenses:
 Management services fee                                                82.626
 Distribution expenses - Class A                                        45.733
 Distribution expenses - Class B                                          .664
 Transfer agent fee - Class A                                           14.361
 Transfer agent fee - Class B                                             .055
 Reports to shareholders                                                  .832
 Registration statement and prospectus                                   2.157
 Postage, stationery and supplies                                        1.738
 Trustees' fees                                                           .021
 Auditing and legal fees                                                  .088
 Custodian fee                                                           7.085
 Taxes other than federal income tax                                     0.000
 Other expenses                                                           .008          155.368
 Net investment income                                                                  273.212
Realized Gain and Change in Unrealized
 Appreciation on Investments:
Net realized gain                                                                     1,569.709
Net change in unrealized appreciation on:
 Investments                                                        (7,687.608)
 Open forward currency contracts                                        23.924
  Net change in unrealized appreciation                                              (7,663.684)
 Net realized gain and
  change in unrealized appreciation
  on investments                                                                     (6,093.975)
Net Decrease in Net Assets Resulting
 From Operations                                                                    ($5,820.763)


STATEMENT OF CHANGES IN NET ASSETS                                 (dollars in        millions)

                                                              Six months ended       Year ended
                                                                 September 30,        March 31,
                                                                         2000*              2000
Operations:
Net investment income                                                 $273.212         $265.285
Net realized gain on investments                                     1,569.709        3,084.054
Net change in unrealized appreciation
 on investments                                                     (7,663.684)       9,238.773
 Net (decrease) increase  in net assets
  resulting from operations                                         (5,820.763)      12,588.112
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income,
 Class A                                                                     -         (221.364)
Distributions from net realized gains
 on investments, Class A                                                     -       (1,078.276)
Total dividends and distributions                                            -       (1,299.640)

Capital Share Transactions:
 Proceeds from shares sold                                           6,984.076       10,707.128
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain
  on investments                                                             -        1,245.354
 Cost of shares repurchased                                         (5,360.488)      (6,456.731)
 Net increase in net assets resulting from
  capital share transactions                                         1,623.588        5,495.751
Total (Decrease) Increase in Net Assets                             (4,197.175)      16,784.223

Net Assets:
Beginning of period                                                 38,867.198       22,082.975
End of period (including
 undistributed net investment
 income: $334.227 and $61.015
 respectively)                                                     $34,670.023      $38,867.198

*Unaudited

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The fund seeks long- term capital appreciation by investing in the securities of companies based outside the United States.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward Currency Contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended September 30, 2000, such non-U.S. taxes were $43,971,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $9,860,000,000 for the six months ended September 30, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of September 30, 2000, net unrealized appreciation on investments excluding forward currency contracts for book and federal income tax purposes aggregated $7,540,970,000; $9,629,169,000 related to appreciated securities and $2,088,199,000 related to depreciated securities. During the six months ended September 30, 2000, the fund realized, on a tax basis, a net capital gain of $1,579,569,000 on securities transactions. Net losses related to non-U.S. currency transactions of $9,860,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $27,161,670,000 at Setember 30, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $82,626,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                        NET ASSET LEVEL
RATE                    IN EXCESS OF               UP TO
0.69%                   $0                         $500 MILLION
0.59                    500 million                1.0 billion
0.53                    1 billion                  1.5 billion
0.50                    1.5 billion                2.5 billion
0.48                    2.5 billion                4.0 billion
0.47                    4.0 billion                6.5 billion
0.46                    6.5 billion                10.5 billion
0.45                    10.5 billion               17 billion
0.44                    17 billion                 21 billion
0.43                    21 billion                 27 billion
0.425                   27 billion                 34 billion
0.42                    34 billion                 44 billion
0.415                   44 billion

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5.678,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the six month period ended September 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Trustees. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted onlt to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the six month period ended September 30, 2000, aggregate distribution expenses were limited to $45,733,000, or 0.25% of net assets attributable to Class A shares. As of September 30, 2000, unreimbursed expenses which remain subject to reimbursement totaled $22,611,000.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the six months ended September 30, 2000, aggregate distribution expenses were $664,000, or 1.00% of net assets attributable to Class B shares.

As of September 30, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B were $5,461,000 and $180,000 respectively.

TRANSFER AGENT FEE - A fee of $14,416,000 was incurred during the six months ended September 30, 2000 pursuant to an agreement with American Funds Service Company (AFS), the transfer agent for the fund.

TRUSTEES FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $1,113,000.

AFFILIATED TRUSTEES' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,152,588,000 and $5,480,969,000, respectively, during the six months ended September 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the six months ended September 30, 2000, the custodian fee of $7,085,000 includes $128,000 that was paid by these credits rather than in cash.

Net assets consisted of the following:

Capital paid in on shares of beneficial interest                $23,200,707,000
Undistributed net investment income                                 334,227,000
Accumulated net realized gain                                     3,576,904,000
Net unrealized appreciation                                       7,558,185,000
Net Assets                                                      $34,670,023,000



Capital share transactions in the fund were as follows:

                                               Six months                         Year ended
                                        September 30,2000                      March 31,2000
                                             Amount (000)            Shares     Amount (000)            Shares
Class A Shares:
  Sold                                    $     6,760.541       164,995,477      $10,677.481       279,693,484
  Reinvestment of dividends                            -                 -         1,245.354        33,084,650
  and distributions
  Repurchased                                  (5,358.132)     (131,018,584)      (6,456.700)     (173,087,213)
   Net increase in Class A                      1,402.409        33,976,893        5,466.135       139,690,921
Class B Shares: (1)
  Sold                                            223.535         5,490,727            29.647          670,954
  Reinvestment of dividends                            -                 -                 -                 -
  and distributions
  Repurchased                                      (2.356)          (59,159)          (0.031)             (699)
   Net increase in Class B                        221.179         5,431,568            29.616          670,255
Total net increase in fund                $     1,623.588        39,408,461      $ 5,495.751       140,361,176

(1) Class B shares were not offered before March 15, 2000.



At September 30, 2000, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

NON-U.S. CURRENCY  CONTRACT AMOUNTS                          U.S. VALUATION       AT 9/30/2000
SALE CONTRACT
                   Non-U.S.                U.S.              Amount               Unrealized
                                                                                  Appreciation
Japanese Yen       Yen30,185,100,000       $300,000,000      $280,461,000         $19,539,000
expiring 10/18/2000







PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                            Net asset                    gains/(losses)
                                                value,         Net        on securities
                                             beginning   investment      (both realized
 Period ended                                of period       income     and unrealized)
Class A:
 9/30/2000                                       $44.61   0.31  (2)              $(6.85)(2)
2000                                              30.21          .34               15.74
1999                                              29.56          .42                1.85
1998                                              26.70          .45                4.79
1997                                              24.28          .46                3.28
1996                                              20.89          .46                3.63
Class B:
 9/30/2000                                        44.59   0.12  (2)               (6.79)(2)
2000 (5)                                          43.09          .03               1.47 (2)





                                                          Dividends
                                           Total from    (from net        Distributions
                                            investment   investment       (from capital
 Period ended                               operations      income)              gains)
Class A:
 9/30/2000                                      $(6.54)           -                   -
2000                                             16.08        $(.29)             $(1.39)
1999                                              2.27         (.36)              (1.26)
1998                                              5.24         (.45)              (1.93)
1997                                              3.74         (.44)               (.88)
1996                                              4.09         (.49)               (.21)
Class B:
 9/30/2000                                       (6.67)           -                   -
2000 (5)                                          1.50            -                   -





                                                         Net asset
                                                 Total   value, end              Total
 Period ended                            distributions    of period              return
Class A:
 9/30/2000                                           -        $38.07            (14.66)%
2000                                            $(1.68)        44.61               54.31
1999                                             (1.62)        30.21                8.18
1998                                             (2.38)        29.56               20.97
1997                                             (1.32)        26.70               15.88
1996                                              (.70)        24.28               19.84
Class B:
 9/30/2000                                           -         37.92             (14.96)
2000 (5)                                             -         44.59                3.48


                                                          Ratio of            Ratio of
                                           Net assets,     expenses          net income
                                         end of period   to average          to average
 Period ended                            (in millions)   net assets          net assets
Class A:
 9/30/2000                                     $34,439   0.85%  (3)           1.5%  (3)
2000                                             38,837          .84                 .93
1999                                             22,083          .84                1.45
1998                                             21,316          .86                1.64
1997                                             16,737          .90                1.77
1996                                             12,335          .95                2.09
Class B:
 9/30/2000                                          231   1.58  (3)           0.58  (3)
2000 (5)                                             30   1.61  (3)           1.36  (3)




                                             Portfolio
                                              turnover
 Period ended                                     rate
Class A:
 9/30/2000                                 15.98%  (4)
2000                                              28.94
1999                                              31.73
1998                                              30.51
1997                                              25.82
1996                                              21.77
Class B:
 9/30/2000                                  15.98  (4)
2000 (5)                                          28.94


(1) The periods 1996 through 2000 represent fiscal years ended March 31. The periods ended September 30, 2000 represent the six-month period ended September 30, 2000 (unaudited). Total returns for the six-month periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate (equivalent for all share classes) for the six months ended September 30, 2000.
(5) Class B shares were not offered before March 15, 2000. The period 2000 represents the 16-day fiscal year ended March 31, 2000.



The American Funds Group(r)

EUROPACIFIC GROWTH FUND

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

There are two ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

Printed on recycled paper
Litho in USA SI/AL/4834
Lit. No. EUPAC-013-1100